[LOGO OF EATON VANCE MUTUAL        Investing       [PHOTO OF WORLD APPEARS HERE]
   FUNDS APPEARS HERE]              for the
                                     21st
                                    Century


Semiannual Report February 28, 1997

[PHOTO OF REDWOOD FOREST APPEARS HERE]
                                      EV
                                  WORLDWIDE
                                  DEVELOPING
                                RESOURCES FUND


                                  Eaton Vance
                    Global Management--Global Distribution


[PHOTO OF OIL RIGS APPEARS HERE]                                        MARATHON

EV Marathon Worldwide Developing Resources Fund as of February 28, 1997

INVESTMENT UPDATE
[PHOTO OF WILLIAM BURT CO-PORTFOLIO MANAGER APPEARS HERE]

Investment Environment
--------------------------------------------------------------------------------
   The Economy

 . U.S. economic growth, measured by Gross Domestic Product (GDP) and adjusted for inflation, increased at a moderate 2.5% pace in 1996. The current expansion is in its sixth consecutive year.

William Burt
Co-Portfolio Manager

 . Unemployment, which inched up during the period from 5.1% to 5.3%, remains low. Wage pressures, which can lead to higher inflation, do not appear threatening.

 . The inflation rate, as measured by the Consumer Price Index (CPI), rose 0.3% during February, 1997, after rising a mere 0.1% in January. For the 12 months ended January, 1997, the CPI rose a moderate 3.0%.

[PHOTO OF BARCLAY TITTMANN CO-PORTFOLIO MANAGER APPEARS HERE]

Barclay Tittmann
Co-Portfolio Manager

The Markets

The U.S. stock market continued its remarkable climb, led by a relatively small group of blue chip stocks. The S&P 500 Index, a broadly based, unmanaged index of large capitalization stocks, had a total return of 22.6% during the six-month period.*

Stocks in the base metals sector improved during the period, as low inventory, steady demand, and an improving European economy led to a rise in prices of aluminum, copper and nickel. The precious metals sector, strong through 1996, has corrected in 1997. Gold sales by central banks worldwide have contributed to a decline from $380/ounce in December to $350/ounce by the end of February.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guarantees any depository institution. Shares are subject to investment risks including possible loss of principal invested.

The oil and gas sector also performed well through year-end, as demand strengthened and inventories remained tight. Since December, both oil and natural gas prices have declined, in part due to a milder-than-expected winter in many parts of the country.

The Fund
The Past Six Months

During the six months ended February 28, 1997, EV Marathon Worldwide Developing Resources Fund had a total return of 5.6%./1/

This return was the result of a decrease in net asset value to $19.80 per share on February 28, 1997 from $21.58 on August 31, 1996, and the reinvestment of $2.875 per share in capital gains distributions.

By comparison, the average annual total return for mutual funds in the Lipper Natural Resources Funds Category was 9.3% during this period.*

Base metals should continue to improve through the end of 1997, while the outlook for gold is uncertain, depending on central bank actions and demand from jewelry sales.

Natural gas prices, which are seasonal, should rise as winter approaches. However, poor comparisons with prices in the fall of 1996 could dampen stock performance. In the oil sector, prices have declined early in 1997, making stock performance more dependent on the underlying fundamentals of individual companies.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum applicable 5% contingent deferred sales charge (CDSC).

/2/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5% 1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year, 1%-6th year. Past performance is not indicative of future results. The value of an Investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/3/ Sector weighting and holdings are as of 2/28/97 only and may not be representative of the Portfolio's current or future investments. Top ten holdings account for 25.13% of the Fund's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

*   It is not possible to invest directly in an index or Lipper Category.


as of February 28, 1997

Average Annual Total Returns (at not asset value)
----------------------------------------------------------------
One Year                                                   33.5%
Five Years                                                 17.1
Life of Fund (10/21/87)                                    13.4


SEC Average Annual Total Returns (including applicable CDSC)
-----------------------------------------------------------------
One Year                                                   28.5%
Five Years                                                 16.9
Life of Fund (10/21/87)                                    13.4

Portfolio Sector Weighting /3/

[PIE CHART APPEARS HERE]


Chemicals      3%
Cash & Other   3%
Gold          37%
Oil & Gas     37%
Metals        20%

Ten Largest Holdings /3/


By total net assets
Corriente Resources                     5.10%
Arakis Energy Corp.                     2.65
Abacon Resources Corp.                  2.55
Getchell Gold Corp.                     2.52
Ranger Oil Ltd.                         2.21
Cambior Inc.                            2.13
American Explanation Co.                2.02
Mercantile International Petroleum      1.99
Tiomin Resources Inc.                   1.98
Greenstore Resources Ltd.               1.98

EV Marathon Worldwide Developing Resources Fund  as of February 28, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)



Common Stocks -- 97.08%


Security                                 Shares         Value
------------------------------------------------------------------

Chemicals - Fertilizer -- 1.29%
------------------------------------------------------------------
Potash Corp. of
Saskatchewan, Inc.*                    5,000       $   393,125
------------------------------------------------------------------
                                                   $   393,125
------------------------------------------------------------------

Chemicals - Specialty -- 1.30%
------------------------------------------------------------------
Minerals Technologies, Inc.*          10,500       $   397,688
------------------------------------------------------------------

                                                   $   397,688

Metals - Gold -- 37.31%
------------------------------------------------------------------
Argosy Mining Corp. */1/             100,000       $    114,120
Ashanti Goldfields Co., Ltd. ADR*      8,889            131,707
Barrick Gold Corp.*                   15,000            423,750
Bema Gold Corp 144A*/1/               20,000            167,500
Black Swan Gold Mines
Ltd. Special Warrants*/1/            200,000            361,988
Bresea Resources Ltd. */1/            40,000            302,872
Cambior Inc.                          41,000            650,875
Canarc Resource Corp.*/1/            150,000            218,370
Crystallex International
Corp.*/1/                            150,000            455,400
Crystallex International
Corp. Purchase Warrants*/1/           75,000             76,872
Dayton Mining Corp.*/1/              100,000            531,250
Diamondworks, Ltd.*/1/               150,000            296,172
Eldorado Gold Corp., Ltd.*/1/         60,000            416,834
Etruscan Enterprises, Ltd.*/1/       150,000            762,368
Franco-Nevada Mining, Ltd.*            3,000            141,285
Getchell Gold Corp./1/                15,000            772,500
Global Pacific Minerals, Inc.*/1/    200,000            219,460
Golden Gram Resources,
Inc. Special Warrants*/1/            250,000            466,196
Gran Colombia Resources, Inc.*/1/    100,000            131,632
Greenstone Resources Ltd.*/1/         50,000            606,250
Intrepid Minerals Corp.*/1/          300,000            318,110
Intrepid Minerals Corp.
Purchase Warrants*/1/                150,000             14,260
Kazakhstan Mineral Corp.*/1/          40,000            156,000
Meridan Gold, Inc./1/                120,000            333,467
Nevsun Resources Ltd.*/1/             40,000            248,736
Northgate Exploration, Ltd.*/1/       12,082              9,062
Quincunx Gold Exploration
Special Warrants*/1/                 300,000            329,080
Repadre Capital Corp.*/1/             40,000            258,976
Rio Narcea Gold Mines Ltd.*           60,000            252,390
Rio Narcea Gold Mines
Ltd. Special Warrants*/1/             60,000            236,526
Romarco Minerals, Inc.*/1/            50,000            162,712
South Pacific Resources Corp.*/1/    100,000            274,340
Southwestern Gold Corp.*              40,000            468,212
Steppe Gold Resources, Ltd.          200,000             67,300
Tombstone Explorations Co., Ltd.*    150,000            230,445
Triton Mining Corp.*                  30,000             87,755
TVI Pacific, Inc.*/1/                350,000            322,595
TVX Gold, Inc.*/1/                    45,000            399,375
------------------------------------------------------------------
                                                   $ 11,416,742
------------------------------------------------------------------
Metals - Industrial -- 19.77%
------------------------------------------------------------------
Agrium Inc.*                          18,000       $    247,500
Aluminum Co. of America*               8,000            570,000
AMT International Mining Corp.*      328,600            322,127
AMT International Mining
  Corp. Special Warrants*/1/         160,000            156,788
AMT International Mining
Corp. Warrants*/1/                   328,600             24,030
Colossal Resources Corp.              60,000            247,500
Corriente Resources, Inc.*/1/        134,500          1,559,595
Corriente Resources, Inc.
Warrants*/1/                          25,000            216,759
First Quantum Minerals
Common Stock*/1/                     100,000            219,470
Freeport McMoran Copper &
Gold, Inc.                            16,300            531,788
Inco Limited*                          5,600            196,700
Mississippi Chemical Corp.            10,000            245,000
Nucor Corp.                            5,000            240,625
Panorama Resources
Special Warrants*/1/                 400,000            132,653
Republic Engineered Steel, Inc./1/    35,000             56,875
Special Metals Corp./1/               10,000            165,625
Steel Dynamics1                       15,500            310,000
Tiomin Resources, Inc.*/1/           200,000            607,200
------------------------------------------------------------------
                                                   $  6,050,235
------------------------------------------------------------------

Oil and  Gas - Equipment and Services -- 4.47%
-------------------------------------------------------------------
3-D Geophysical, Inc./1/              10,000       $     63,750
Dawson Production Services/1/         26,000            302,250
Edge Petroleum Corp./1/                6,000            104,250
Tusk Energy, Inc.*/1/                400,000            418,297
U.S. Energy Systems, Inc./1/          75,000            384,375
U.S. Energy Systems, Inc.
  Warrants /1/                        75,000             93,750
------------------------------------------------------------------
                                                   $  1,366,672
------------------------------------------------------------------

Oil and  Gas - Exploration and
Production -- 32.94%
------------------------------------------------------------------
Abacan Resources Corp./1/             85,000       $    780,938
American Exploration Co./1/           50,000            618,750



                       See notes to financial statements

EV Marathon Worldwide Developing Resources Fund as of February 28, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Security                                            Shares             Value
--------------------------------------------------------------------------------
Oil and Gas - Exploration and
Production (continued)
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                             10,700         $   601,875
Arakis Energy Corp./*//1/                           220,000             811,250
Beau Canada Exploration Ltd. Class A/*//1/          170,000             348,228
Belco Oil and Natural Gas Corporation/1/             10,000             205,000
Cairn Energy USA, Inc./1/                            30,000             292,500
Enserch Exploration, Inc./1/                         35,000             336,875
Evergreen Resources, Inc./1/                         40,000             310,000
Frontier Natural Gas Corp./1/                       110,000             302,500
Frontier Natural Gas Corp. Warrants/1/               75,000              89,063
FX Energy, Inc./1/                                   50,000             525,000
Harken Energy Corp./1/                              100,000             487,500
Mercantile International Petroleum/1/               300,000             609,000
National Energy Group, Inc./1/                      102,000             344,250
Noble Drilling Inc./1/                               12,000             213,000
Parallel Petroleum Corp./1/                          50,000             221,875
Plains Resources, Inc./1/                            17,000             225,250
Ranger Oil Ltd.                                      75,000             675,000
Seven Seas Petroleum, Inc./*//1/                     25,000             300,000
Seven Seas Petroleum, Inc.144A
Special Warrants/*//1/                               10,000             120,000
Swift Energy Co./1/                                  25,000             537,500
Tesoro Petroleum Corp./1/                            30,000             352,500
TransTexas Gas Corp./1/                              17,000             256,328
Triton Energy Ltd./1/                                 8,700             364,313
United Meridian Corp./1/                              5,000             150,620
--------------------------------------------------------------------------------
                                                                    $10,079,115
--------------------------------------------------------------------------------

Total Common Stocks
   (identified cost $23,211,674)                                    $29,703,577
--------------------------------------------------------------------------------


Convertible Bonds -- 0.86%

                                                 Principal
                                                 Amount
Security                                         (000 omitted)      Value
--------------------------------------------------------------------------------
Ashanti Capital, 5.50%, 3/15/03                  $      300         $   262,500
--------------------------------------------------------------------------------

Total Convertible Bonds
   (identified cost $300,000)                                       $   262,500
--------------------------------------------------------------------------------

Short-Term Investments -- 3.44%

CIT Group Holdings, 5.4%, 3/3/97                      1,054         $ 1,053,526
--------------------------------------------------------------------------------

Total Short-Term Investments
   (identified cost $1,053,526)                                     $ 1,053,526
--------------------------------------------------------------------------------

Total Investments -- 101.38%
   (identified cost $24,565,200)                                    $31,019,603
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- (1.38)%                           $  (421,769)
--------------------------------------------------------------------------------

Net Assets -- 100%                                                  $30,597,834
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
/1/  Non-income producing security.
/*/  Foreign Security


                       See notes to financial statements

EV Marathon Worldwide Developing Resources Fund as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited)
Statement of Assets and Liabilities


As of February 28, 1997
Assets
-------------------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $24,565,200)                           $ 31,019,603
Cash                                                                 628
Foreign currency, at value
   (identified cost, $367,161)                                   365,644
Receivable for securities sold                                   147,470
Receivable for Fund shares sold                                   99,352
Dividends and interest receivable                                  8,503
-------------------------------------------------------------------------
Total assets                                                $ 31,641,200
-------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------
Payable for investments purchased                           $    890,600
Payable for Fund shares redeemed                                 134,054
Payable to affiliate for Trustees' fees                               27
Accrued expenses                                                  18,685
-------------------------------------------------------------------------
Total liabilities                                           $  1,043,366
-------------------------------------------------------------------------
Net Assets for 1,545,394 shares of
   beneficial interest outstanding                          $ 30,597,834
-------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------
Paid-in capital                                             $ 24,943,744
Accumulated net realized loss on
   investments and foreign currency
   transactions (computed on basis of
   identified cost)                                             (596,087)

Accumulated net investment loss                                 (202,709)

Net unrealized appreciation of
   investments and foreign currency
   transactions (computed on basis of
   identified cost)                                            6,452,886
-------------------------------------------------------------------------
Total                                                       $ 30,597,834
-------------------------------------------------------------------------


Net Asset Value, Offering and Redemption Price
Per Share (Note 6)
-------------------------------------------------------------------------
($30,597,834 / 1,545,394 shares of
   beneficial interest outstanding)                         $      19.80
-------------------------------------------------------------------------

Statement of Operations


For the Six Months Ended
February 28, 1997
Investment Income
-------------------------------------------------------------------------
Dividends (net of foreign taxes, $1,218)                    $     25,197
Interest                                                          37,920
Miscellaneous income                                              13,921
-------------------------------------------------------------------------
Total investment income                                      $    77,038
-------------------------------------------------------------------------


Expenses
-------------------------------------------------------------------------
Investment adviser fee (Note 4)                              $    94,883
Compensation of Trustees not members of
   the Administrator's organization                                   45
Distribution fees (Note 5)                                       110,196
Custodian fee (Note 1C)                                           14,202
Transfer and dividend disbursing agent fees                       14,413
Printing and postage                                              14,796
Legal and accounting services                                     14,400
Registration fees                                                  6,632
Miscellaneous                                                     11,616
-------------------------------------------------------------------------
Total expenses                                               $   281,183
-------------------------------------------------------------------------
Less Allocations --
   Less reduction of custodian fee (Note 1C)                 $     1,436
-------------------------------------------------------------------------
Total expense reductions                                     $     1,436
-------------------------------------------------------------------------


Net expenses                                                 $   279,747
-------------------------------------------------------------------------


Net investment loss                                          $  (202,709)
-------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)           $  (127,498)
   Foreign currency transactions                                  (2,935)
-------------------------------------------------------------------------
Net realized loss on investment transactions                 $  (130,433)
-------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
   Investments (identified cost basis)                       $ 1,589,253
   Foreign currency                                               (1,517)
-------------------------------------------------------------------------
Net change in unrealized appreciation of investments         $ 1,587,736
-------------------------------------------------------------------------

Net realized and unrealized gain on investments              $ 1,457,303
-------------------------------------------------------------------------

Net increase in net assets from operations                   $ 1,254,594
-------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Worldwide Developing Resources Fund as of February 28, 1997

FINANCIAL STATEMENTS CONT'D
Statements of Changes in Net Assets

                                         Six Months Ended
Increase (Decrease)                      February 28, 1997     Year Ended
in Net Assets                            (Unaudited)           August 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment loss                         $  (202,709)       $   (243,462)
   Net realized gain
      (loss) on investments and
      foreign currency transactions               (130,433)          3,284,714
   Change in unrealized
      appreciation (depreciation)                1,587,736           2,237,334
--------------------------------------------------------------------------------
Net increase in net assets from operations     $ 1,254,594        $  5,278,586
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain                      $(3,500,421)       $   (821,177)
--------------------------------------------------------------------------------
Total distributions to shareholders            $(3,500,421)       $   (821,177)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest (Note 3) --
   Proceeds from sales of shares               $15,393,121        $  7,441,573
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                     2,940,572             639,300
   Cost of shares redeemed                      (5,618,814)         (7,668,233)
--------------------------------------------------------------------------------
Net increase in net assets from
   Fund share transactions                     $12,714,879        $    412,640
--------------------------------------------------------------------------------

Net increase in net assets                     $10,469,052        $  4,870,049
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of period                         $20,128,782        $ 15,258,733
--------------------------------------------------------------------------------
At end of period                               $30,597,834        $ 20,128,782
--------------------------------------------------------------------------------


Accumulated
undistributed net
investment income (loss)
included in net assets
--------------------------------------------------------------------------------
At end of period                               $  (202,709)       $         --
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Worldwide Developing Resources Fund as of February 28, 1997

FINANCIAL STATEMENTS CONT'D
Financial Highlights


                                          Six Months Ended            Year Ended August 31,            Year Ended September 30,
                                          February 28, 1997    ----------------------------------   -------------------------------
                                          (Unaudited)            1996        1995**        1994       1993       1992      1991
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $21.580         $16.420      $14.890      $13.240    $11.850    $11.140   $12.140
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                   $(0.131)        $(0.261)     $(0.100)++   $(0.050)   $(0.090)   $(0.083)  $ 0.020
Net realized and unrealized gain
  (loss) on investments                          1.226           6.371        1.630++      2.650      1.480      1.103    (0.570)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations            $ 1.095         $ 6.110      $ 1.530      $ 2.600    $ 1.390    $ 1.020   $(0.550)
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                     $    --         $    --      $    --      $    --    $    --    $    --   $(0.020)
In excess of net investment income                  --              --           --       (0.020)        --     (0.250)   (0.110)
From net realized gain on investments           (2.875)         (0.950)          --           --         --     (0.060)   (0.320)
In excess of net realized gain on investments       --              --           --       (0.930)        --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                            $(2.875)        $(0.950)     $    --      $(0.950)   $    --    $(0.310)  $(0.450)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                 $19.800         $21.580      $16.420      $14.890    $13.240    $11.850   $11.140
-----------------------------------------------------------------------------------------------------------------------------------

Total Return                                      5.62%          39.69%       10.28%       20.47%     11.73%      9.44%   (4.36)%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data*
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)         $30,598        $20,129      $15,259      $13,055    $ 5,792    $ 3,775   $ 4,042
Ratio of net expenses to average net
    assets (1)                                     2.24%+         2.49%        2.43%+       2.64%      3.15%      3.26%     3.29%
Ratio of net expenses to average net assets
    after custodian fee reduction(1)               2.23%+         2.47%          --           --         --         --        --
Ratio of net investment income (loss) to
    average net assets                            (1.62)%+       (1.60)%      (0.74)%+     (0.96)%    (0.92)%    (0.67)%    0.17%
Portfolio Turnover                                   23%            86%          49%          17%        57%        32%       27%
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid (2)                $0.0307        $0.0382      $    --      $    --    $    --    $    --   $    --
-----------------------------------------------------------------------------------------------------------------------------------
*   For the three years ended September 30, 1993, the operating expenses of the fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
    Expenses                                         --             --           --           --       3.90%      4.65%     4.42%
    Net investment loss                              --             --           --           --      (1.67)%    (2.06)%   (0.96)%
Net investment loss per share                        --             --           --           --    $(0.210)   $(0.240)  $(0.110)

+   Annualized.
++  Computed using average shares outstanding throughout the period.
**  For the eleven months ended August 31, 1995 (See Note 10).
(1) The expense ratios for the six months ended February 28, 1997 and the year ended August 31, 1996 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
(2) Average commission rate paid is computed dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

EV Marathon Worldwide Developing Resources Fund as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  EV Marathon Worldwide Developing Resources Fund (the Fund) (formerly EV Marathon Gold and Natural Resources Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Investments, other than fixed income securities, listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices. Unlisted securities or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Options are valued at the last quoted sale price on the exchange or board of trade on which they are primarily traded or, in the absence of a sale, the mean between the last bid and asked price. Futures positions on investments or currencies are generally valued at closing settlement prices. Short-term obligations are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are appraised at fair value as determined in good faith by or pursuant to procedures established by the Trustees.

  B Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  C Expense Reduction -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations. Investors Bank & Trust (IBT) serves as custodian to the Fund.

  D Other -- Investment security transactions are accounted for on a trade date basis. Dividend income, distributions to shareholders and shares issued to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

  E Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Interim Financial Information -- The interim financial statements relating to February 28, 1997 and for the six-month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of substantially all of the investment income earned by the Fund, less its expenses and (B) at least one distribution annually of substantially all of the capital gains realized by the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in overdistributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EV Marathon Worldwide Developing Resources Fund as of February 28, 1997
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D
--------------------------------------------------------------------------------


3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Six Months Ended
                                          February 28, 1997    Year Ended
                                          (Unaudited)          August 31, 1996
  ------------------------------------------------------------------------------
   Sales                                            726,869            169,729

   Issued to shareholders electing to
     receive payment of distribution
     in Fund shares                                 154,604             42,310

   Redemptions                                     (268,971)          (448,638)
  ------------------------------------------------------------------------------

   Net Increase                                     612,502              3,573
  ------------------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the period ended February 28, 1997, the effective annual rate, based on average daily net assets, was 0.75%.

  Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund are officers and directors/ trustees of the above organization (See
  Note 5).

  Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended February 28, 1997, no significant amounts have been deferred.

5 Distribution Plan
  ------------------------------------------------------------------------------
  The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
  (i) 5% of the aggregate amount received by the Fund for shares sold plus
  (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund accrued $93,930 as payable to EVD for the period ended February 28, 1997, representing 0.75% of daily average net assets. At February 28, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $902,000.

  In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

  During the period ended February 28, 1997, the Fund paid or accrued $16,266 under the Plan to the Principal Underwriter and Authorized Firms.

  Certain of the officers and Trustees of the Fund are officers or directors of EVD.

EV Marathon Worldwide Developing Resources Fund as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



6  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase (6% and 5%, respectively for shares acquired prior to August 1, 1994), declining one percentage point each year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. If no Uncovered Distribution Charges exist, the CDSC will be credited to operations. EVD received approximately $43,000 of CDSC paid by shareholders for the period ended February 28, 1997.

7  Line of Credit
   -----------------------------------------------------------------------------
   The Fund participates with other funds and portfolios managed by EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund or portfolio based on its borrowings at an amount above the bank's adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the $100 million line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period ended February 28, 1997.

8  Purchases and Sales of Investments
   -----------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government Securities and short-term obligations, aggregated $14,358,687 and $5,778,874 respectively.

9  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation/depreciation in value of the investment securities owned at February 28, 1997, as computed on a federal income tax basis, are as follows:

     Aggregate cost                         $    24,565,200
--------------------------------------------------------------------------------
     Gross unrealized appreciation          $    8,542,782
     Gross unrealized depreciation              (2,088,379)
--------------------------------------------------------------------------------
     Net unrealized appreciation            $    6,454,403
--------------------------------------------------------------------------------

10 Name Change
   -----------------------------------------------------------------------------
   The trustees approved a name change for the Fund on January 10, 1997, and effective on January 15, 1997. The Fund known formerly as the EV Marathon Gold & Natural Resources Fund was changed to the current EV Marathon Worldwide Developing Resources Fund.

EV Marathon Worldwide Developing Resources Fund  as of February 28, 1997

INVESTMENT MANAGEMENT


EV Marathon Worldwide Developing Resources Fund

                     Officers                             Independent Trustees

                     James B. Hawkes                      Donald R. Dwight
                     President and Trustee                President, Dwight Partners, Inc.
                                                          Chairman, Newspapers of New England, Inc.
                     M. Dozier Gardner
                     Vice President                       Samuel L. Hayes, III
                                                          Jacob H. Schiff Professor of Investment Banking,
                     William D. Burt                      Harvard University Graduate School of Business
                     Vice President and                   Administration
                     Co-Portfolio Manager
                                                          Norton H. Reamer
                     Barclay Tittmann                     President and Director, United Asset
                     Vice President and                   Management Corporation
                     Co-Portfolio Manager
                                                          John L. Thorndike
                     James L. O'Connor                    Formerly Director, Fiduciary Company Incorporated
                     Treasurer
                                                          Jack L. Treynor
                     Thomas Otis                          Investment Adviser and Consultant
                     Secretary


Administrator of EV Marathon
Worldwide Developing Resources Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Investor Services Group, Inc.
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


EV Marathon
Worldwide Developing Resources Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
     This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    M-NRSRC-4/97